Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tax Credit Properties III L.P. (the “Registrant”) on Form 10-Q for the period ended September 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Salzman, Chief Executive Officer of Richman Housing Credits Inc., general partner of Richman Tax Credit Properties III L.P., general partner of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David Salzman

David Salzman
Chief Executive Officer of Richman
Housing Credits Inc., general partner
of Richman Tax Credit Properties III
L.P., General Partner of the Registrant
March 28, 2008